     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 2, 1996

                                                REGISTRATION NO. 333-02175
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------

                             AMENDMENT NO. 1

                                    TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                               ----------------
                              RYKOFF-SEXTON, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                               ----------------
        DELAWARE                     5141                    95-21346693
     (STATE OR OTHER     (PRIMARY STANDARD INDUSTRIAL     (I.R.S. EMPLOYER
     JURISDICTION OF      CLASSIFICATION CODE NUMBER)    IDENTIFICATION NO.)
    INCORPORATION OR          RYKOFF-SEXTON, INC.
      ORGANIZATION)          1050 WARRENVILLE ROAD
                          LISLE, ILLINOIS 60532-5201
                                (708) 964-1414
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ----------------
                               RICHARD J. MARTIN
               SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                              RYKOFF-SEXTON, INC.
                             1050 WARRENVILLE ROAD
                          LISLE, ILLINOIS 60532-5201
                                (708) 964-1414
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                                  COPIES TO:
  JONES, DAY, REAVIS &        US FOODSERVICE INC.      MORGAN LEWIS & BOCKIUS
          POGUE               CROSS CREEK POINTE                 LLP
     77 WEST WACKER         1065 HIGHWAY 315, SUITE        101 PARK AVENUE
CHICAGO, ILLINOIS 60601-              101             NEW YORK, NEW YORK 10178
          1692                   WILKES-BARRE,             (212) 309-6000
     (312) 782-3939         PENNSYLVANIA 18702-6980    ATTN: PHILIP H. WERNER,
 ATTN: GARY T. JOHNSON,         (717) 831-7500                  ESQ.
          ESQ.              ATTN: ANN B. CIANFLONE,
                                     ESQ.

                               ----------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement and the effective time of the merger (the "Merger") of a subsidiary of Rykoff-Sexton, Inc. and US Foodservice Inc., as described in the Agreement and Plan of
Merger, dated February 2, 1996 (the "Merger Agreement") attached as Appendix A to the Proxy Statement/Prospectus forming a part of this Registration
Statement.
  If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  [_]
                        CALCULATION OF REGISTRATION FEE
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

    TITLE OF EACH CLASS OF                      PROPOSED MAXIMUM  PROPOSED MAXIMUM    AMOUNT OF
       SECURITIES TO BE          AMOUNT TO BE    OFFERING PRICE       AGGREGATE      REGISTRATION
          REGISTERED              REGISTERED        PER UNIT       OFFERING PRICE        FEE
- ----------------------------------------------------------------------------------------------------
 Common Stock, par value $.10
  per share..................     13,964,962(1)       N.A.           $30,791,000(2)    $10,618(3)(4)
- ----------------------------------------------------------------------------------------------------
 Warrants to purchase Common
  Stock, par value $.10 per
  share......................         (5)            $10.54          $3,496,761(6)      $1,206(3)(4)
- ----------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                                                       (Footnotes on next page)
                               ----------------
  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR
DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT
SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS
REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION
STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING
PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

(1) Includes the maximum number of shares of Common Stock to be registered hereunder that may be issuable pursuant to the Merger as described herein. Based upon the product of (a) 9,584,737, the number of outstanding shares of Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, of US Foodservice (collectively, the "US Foodservice Common Stock"), assuming the exercise of all US Foodservice stock options (whether or not currently exercisable), and (b) 1.457, the maximum Exchange Ratio (as defined in the Merger Agreement) permitted by the Merger Agreement. Also includes, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), such indeterminate number of shares of Common Stock as may be issuable upon exercise of the Warrants.

(2) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(f)(2) of the Securities Act. Pursuant to Rule 457(f)(2), $30,791,000 represents the book value of the US Foodservice Common Stock as of December 31, 1995.

(3) The filing fee was computed by dividing the Proposed Maximum Aggregate Offering Price by 2900.

(4) In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 0-11 promulgated under the Exchange Act and Rule 457(b) under the Securities Act, the amount of the registration fee was reduced by $5,791, which is the amount of the fee paid by Rykoff-Sexton, Inc. on February 22, 1996 in connection with the filing of preliminary proxy material, Commission File No. 1-08105. Accordingly, the fee payable upon the filing of this Registration Statement is $6,033.

(5) Reflects Warrants to purchase an aggregate of 331,761 shares of Common Stock. Pursuant to Rule 416 under the Securities Act, an indeterminate number of shares of Common Stock is being registered to cover any adjustments in the number of shares issuable upon exercise of the Warrants.

(6) Reflects a Warrant exercise purchase price of $10.54 for 331,761 shares of Common Stock.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Section 145 of the Delaware General Corporation Law Provides that a corporation may indemnify directors and officers as well as other employees and individuals against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation--a "derivative action"), or if they acted in good faith in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such action, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation's charter, by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

  Rykoff-Sexton's Certificate of Incorporation, as amended, requires that Rykoff-Sexton provide for indemnification of directors, officers, employees and agents (each an "Indemnified Party") of Rykoff-Sexton to the fullest extent permitted by Delaware law. Rykoff-Sexton will indemnify any Indemnified Party who is, or is threatened to be made, party to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in right of such corporation), by reason of the fact that such person is or was a director or officer of Rykoff-Sexton or for serving at the request of Rykoff-Sexton as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. Delaware law further provides for the indemnification of its directors and officers in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the director or officer is adjudged to be liable to the corporation. Any indemnification must be authorized based on a determination that the indemnification is proper as the applicable standard of conduct has been met by the Indemnified Party. Such determination will be made by a majority vote of a quorum of the Board consisting of directors not a party to the suit, action, or proceeding, by a written opinion of independent legal counsel or by the stockholders. Expenses incurred by an officer or director may be paid by Rykoff-Sexton in advance of the final disposition of an action, suit or proceeding upon the undertaking of such person to repay Rykoff-Sexton any amount it is ultimately determined that he or she is not entitled to receive indemnity.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENTS SCHEDULES.

  (a) The following exhibits, as required by Item 601 of Regulation S-K, are filed as part of this Registration Statement:

   EXHIBIT
     NO.                                   DESCRIPTION
   -------                                 -----------
    2.1     Agreement and Plan of Merger dated February 2, 1996 among Rykoff-Sexton,
             Inc., USF Acquisition Corporation and US Foodservice Inc. (included as
             Appendix A to the Prospectus/Proxy Statement that is part of this
             Registration Statement)(1)
    3.1     Restated Certificate of Incorporation of Rykoff-Sexton, Inc., as amended
             (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended May 1, 1993, as amended)
    3.2     Certificate of Correction
    3.3     Amended and Restated By-Laws of Rykoff-Sexton, Inc.
    4.1     Specimen of Certificate representing Rykoff-Sexton, Inc. Common Stock,
             $.10 par value
    4.2     Indenture, dated as of November l, 1993, between Rykoff-Sexton, Inc. and
             Norwest Bank Minnesota, N.A., as trustee (incorporated by reference from
             Rykoff-Sexton, Inc.'s Report on Form 10-Q for the quarter ended October
             30, 1993)
    4.3     Rights Agreement, dated as of December 8, 1986, by Rykoff-Sexton, Inc. and
             Bank of America National Trust & Savings Association (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-Q for the quarter ended May 1, 1993, as amended)
    4.3.1   Amendment to Rights Agreement, dated as of October 5, 1989, by Rykoff-
             Sexton, Inc. and Bank of America National Trust & Savings Association
             (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-Q for the quarter ended October 30, 1993)
    4.3.2   Second Amendment to Rights Agreement, dated as of December 4, 1995, by
             Rykoff-Sexton, Inc. and Chemical Trust Company of California
    4.3.3   Third Amendment to Rights Agreement, dated as of January 31, 1996, by
             Rykoff-Sexton, Inc. and Chemical Bank
    4.4     Form of Common Stock Purchase Warrant expiring September 30, 2005
    5.1     Legal opinion of Jones, Day, Reavis & Pogue with respect to the securities registered hereby
    8.1     Legal opinion of Jones, Day, Reavis & Pogue with respect to certain tax matters
    10.1    1980 Stock Option Plan (incorporated by reference from Rykoff-Sexton,
             Inc.'s Report on Form 10-K for the fiscal year ended May 1, 1993, as amended)
    10.1.1  Form of Incentive Stock Option Agreement
    10.2    1988 Stock Option and Compensation Plan, as amended on September 13, 1991
             (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended May 1, 1993, as amended)
    10.2.1  Form of Restricted Stock Agreement (incorporated by reference from Rykoff-
             Sexton, Inc.'s Report on Form 10-K for the fiscal year ended May 1, 1993, as amended)
    10.2.2  Form of Non-Qualified Stock Option Agreement (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended
             May l, 1993, as amended)

- --------
(1) Rykoff-Sexton, Inc. agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

   EXHIBIT
     NO.                                   DESCRIPTION
   -------                                 -----------
    10.2.3  Form of Converging Non-Qualified Stock Option Agreement (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended May l, 1993, as amended)
    10.2.4  Form of Performance Share Plan Agreement
    10.3    Rykoff-Sexton, Inc. 1989 Director Stock Option Plan (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended April 28, 1990, Commission File No. 0-7380)
    10.3.1  Form of Non-Qualified Stock Option Agreement
    10.4    Rykoff-Sexton, Inc. 1993 Director Stock Option (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-Q for the quarter ended
             October 30, 1993)
    10.4.1  First Amendment to the Rykoff-Sexton, Inc. 1993 Director Stock Option Plan
    10.4.2  Form of Non-Qualified Stock Option Agreement
    10.5    1995 Key Employees Stock Option and Compensation Plan
    10.6    Rykoff-Sexton, Inc. Convertible Award Plan (Officer and Key Employee
             Edition)
    10.7    Rykoff-Sexton, Inc. Convertible Award Plan (Director Edition)
    10.8    The Management Stock Option Plan of WS Holdings Corporation
    10.8.1  Form of Normal Option Agreement
    10.8.2  Form of Performance Option Agreement
    10.8.3  Form of WS Holdings Option Agreement Amendment Agreement
    10.9    US Foodservice Inc. 1992 Stock Option Plan
    10.9.1  Form of Normal Option Agreement
    10.9.2  Form of Performance Option Agreement
    10.10   US Foodservice Inc. 1993 Stock Option Plan
    10.10.1 Form of Normal Option Agreement
    10.11   Amended and Restated Employment Agreement dated as of February 2, 1996 between Mark Van Stekelenburg and Rykoff-Sexton, Inc.
    10.12   Letter Agreement between Harold E. Feather and Rykoff-Sexton, Inc. as of
             June 20, 1994 (incorporated by reference from Rykoff-Sexton, Inc.'s
             Report on Form 10-K for the fiscal year ended April 30, 1994)
    10.13   Letter Agreement dated July 18, 1994 between Harold E. Feather and Rykoff-
             Sexton, Inc.
    10.14   Letter Agreement dated December 10, 1993 between Rykoff-Sexton, Inc. and
             Donald E. Willis, Jr.
    10.15   Form of Employment Agreement between Frank H. Bevevino and Rykoff-Sexton,
             Inc.
    10.16   Form of Employment Agreement between Thomas G. McMullen and Rykoff-Sexton,
             Inc.
    10.17   Form of Employment Agreement between David F. McAnally and Rykoff-Sexton,
             Inc.
    10.18   Second Amended and Restated Change in Control Agreement dated as of
             February 1, 1996 by Mark Van Stekelenburg and Rykoff-Sexton, Inc.
    10.19   Form of Amended and Restated Change in Control Agreement, dated as of
             February 2, 1996 for Harold E. Feather, Alan V. Giuliani, Robert J.
             Harter, Jr. and Richard J. Martin
    10.20   Form of Change in Control Agreements for Victor B. Chavez and Thomas R.
             Rykoff (incorporated by reference from Rykoff-Sexton, Inc.'s Report on
             10-K for the fiscal year ended April 28, 1990, Commission File No. 0-7380)

   EXHIBIT
     NO.                                   DESCRIPTION
   -------                                 -----------
    10.21   Change in Control Agreement, dated December 11, 1989, by Rykoff-Sexton,
             Inc. and Chris G. Adams (incorporated by reference from Rykoff-Sexton,
             Inc.'s Report on Form 10-K for the fiscal year ended April 28, 1990,
             Commission File No. 0-7380)
    10.22   Change in Control Agreement, dated June 22, 1992, by Rykoff-Sexton, Inc.
             and Andre Mills
    10.23   Form of Indemnity Agreement (incorporated by reference from Rykoff-Sexton,
             Inc.'s Report on Form 10-K for the fiscal year ended May 1, 1993, as amended)
    10.24   Rykoff-Sexton, Inc. Supplemental Executive Retirement Plan for Mark Van
             Stekelenburg as of July 20, 1994, as amended June 19, 1995
    10.25   Form of Amended and Restated Supplemental Executive Retirement Plans for
             Robert J. Harter, Jr., Harold E. Feather, Richard J. Martin, Alan V.
             Giuliani and Donald E. Willis, Jr.
    10.26   Form of Severance Agreement dated as of February 2, 1996 for Harold E.
             Feather, Alan V. Giuliani, Robert J. Harter, Jr. and Richard Martin
    10.27   Deferred Compensation Plan Master Plan Document
    10.28   Amendment to Rykoff-Sexton, Inc. Deferred Compensation Plan
    10.29   Rykoff-Sexton, Inc. Master Trust Document for Executive Deferral Plans
    10.30   Amendment to Rykoff-Sexton, Inc. Master Trust Document
    10.31   Junior Demand Promissory Note dated March 31, 1995 by Mark Van
             Stekelenburg and Mirjam Van Stekelenburg (incorporated by reference from
             Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended April
             29, 1995)
    10.32   Form of Fiduciary Indemnity Agreement (incorporated by reference from
             Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended May
             l, 1993, as amended)
    10.33   Participation Agreement, entered into among Rykoff-Sexton, Inc., as Lessee
             ("Lessee"),
             Tone Brothers, Inc., as Sublessee ("Sublessee"), BAS Leasing & Capital
             Corporation, as Agent ("Agent"), and BA Leasing & Capital Corporation,
             Manufacturers Bank and Pitney Bowes Credit Corporation, as Lessors (the
             "Lessors"), dated as of April 29, 1994 (incorporated by reference from
             Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended April
             30, 1994)
    10.33.1 Lease Intended as Security, among Lessee, Agent and the Lessors, dated as of April 29, 1994 (incorporated by reference from Rykoff-Sexton, Inc.'s
             Report on Form 10-K for the fiscal year ended April 30, 1994)
    10.33.2 Sublease, between Lessee and Sublessee, dated as of April 29, 1994
             (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended April 30, 1994)
    10.33.3 Lease supplement, among Lessee and the Lessors, dated as of April 29, 1994
             (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended April 29, 1995)
    10.33.4 Lease supplement, among Lessee and the Lessors, dated as of January 27,
             1995 (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form
             10-K for the fiscal year ended April 29, 1995)
    10.33.5 Lease supplement, among Lessee and the Lessors, dated as of April 18, 1995
             (incorporated by reference from Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended April 29, 1995)

   EXHIBIT
     NO.                                   DESCRIPTION
   -------                                 -----------
    10.34   Stock Purchase Agreement dated September 8, 1994 by Rykoff-Sexton, Inc.,
             Tone Brothers and Burns Philip Food Inc. (incorporated by reference from
             Rykoff-Sexton, Inc.'s Report on Form 8-K dated October 27, 1994)
    10.35   USFAR Master Trust Amended and Restated Pooling and Servicing Agreement,
             dated October 27, 1994 among USFAR Inc., US Foodservice Inc., the servicers named therein and Chemical Bank, as Trustee on behalf of the
             Certificateholders (the "Pooling and Servicing Agreement")
    10.36   Series 1994-1 Supplement to the Amended and Restated Pooling and Servicing
             Agreement, dated October 27, 1994 (the "Series 1994-1 Supplement")
    10.37   Amended and Restated Receivables Purchase Agreement, dated as of October
             27, 1994, among US Foodservice Inc., the subsidiaries of US Foodservice
             Inc. named therein, and USFAR Inc. (the "Receivables Purchase Agreement")
    10.38   Modification No. 1 as of June 23, 1995 to the Pooling and Servicing
             Agreement, Series 1994-1 Supplement and Receivables Purchase Agreement
    10.39   Modification No. 2 dated as of June 26, 1995 to the Pooling and Servicing
             Agreement, Series 1994-1 Supplement and the Receivables Purchase
             Agreement
    10.40   Commitment Agreement dated as of August 10, 1992 between BRB Holdings,
             Inc. and its subsidiaries and Sara Lee Corporation
    10.41   Amendment Number One to BRB Holdings Commitment Agreement dated as of
             September 27, 1995 by Sara Lee Corporation and BRB Holdings, Inc. and
             guaranteed by US Foodservice Inc.
    10.42   Commitment Agreement dated as of August 10, 1992 between WS Holdings
             Corporation and its subsidiaries and Sara Lee Corporation
    10.43   Amendment Number One to WS Holdings Commitment Agreement dated as of
             September 27, 1995 by Sara Lee Corporation and WS Holdings Corporation
             and guaranteed by US Foodservice Inc.
    10.44   Agreement of Lease, dated February 28, 1996, by Paul-Francis Realty, L.P.
             and US Foodservice Inc.
    10.45   Agreement dated as of February 2, 1996 by and among Rykoff-Sexton, Inc.
             and the persons set forth on the signature pages thereto
    10.46   Form of Registration Rights Agreement by Rykoff-Sexton, Inc. and the other signatories listed on the signature pages thereto
    10.47   Form of Standstill Agreement by Rykoff-Sexton, Inc. and the persons set forth on the signature pages thereto
    10.48   Form of Tax Agreement by Rykoff-Sexton, Inc. and the persons listed on the signature pages thereof
    21.1    Subsidiaries of Rykoff-Sexton, Inc. (incorporated by reference from
             Rykoff-Sexton, Inc.'s Report on Form 10-K for the fiscal year ended April
             29, 1995)
    23.1    Consents of Arthur Andersen LLP
    23.2    Consents of Jones, Day, Reavis & Pogue (contained in its opinions filed as
             Exhibits 5.1 and 8.1)
    24.1    Power of Attorney of Rykoff-Sexton, Inc.
    24.2    Power of Attorney of Mark Van Stekelenburg
    24.3    Power of Attorney of James I. Maslon
    24.4    Power of Attorney of James P. Miscoll
    24.5    Power of Attorney of Neil I. Sell
    24.6    Power of Attorney of Bernard Sweet
    24.7    Power of Attorney of Jan W. Jeurgens
    24.8    Power of Attorney of Richard J. Martin
    99.1    Consent of Frank H. Bevevino

  All other exhibits have been omitted since the required information is not present or not present in amounts sufficient to require submission of the exhibit, or because the information required is included in the consolidated financial statements or the notes thereto.

  (b) Financial Statement Schedules:

  The following Report and Financial Statement Schedules of US Foodservice Inc. for the years ended December 31, 1994 and December 31, 1995 are included herein:

    1. Report of Independent Public Accountants on Consolidated Financial Statement Schedules

    2. Schedule II--Valuation and Qualifying Accounts

  (c) The opinion of Goldman, Sachs & Co. (filed herewith as Appendix B to the Proxy Statement/Prospectus)

ITEM 22. UNDERTAKINGS.

  (a) The undersigned Registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

      (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

      (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (c) The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus that is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such offering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (d) The undersigned Registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (c) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (e) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (f) The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statements through the date of responding to the request.

  (g) The undersigned Registrant hereby undertakes to supply by a means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM S-4 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON BEHALF OF THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN LISLE, ILLINOIS, ON APRIL 2, 1996.

                                          Rykoff-Sexton, Inc.

                                               /s/ Mark Van Stekelenburg
                                          By: _________________________________
                                                   Mark Van Stekelenburg
                                               President, Chairman and Chief
                                                     Executive Officer

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----
   /s/ Mark Van Stekelenburg         President, Chairman and         April 2, 1996
____________________________________   Chief Executive Officer of
       Mark Van Stekelenburg           Rykoff-Sexton, Inc. and
                                       Director (Principal
                                       Executive Officer)

     /s/ Richard J. Martin           Senior Vice President and       April 2, 1996
____________________________________   Chief Financial Officer
         Richard J. Martin             (Principal Financial
                                       Officer and Principal
                                       Accounting Officer)

                 *                   Director                        April 2, 1996
____________________________________
            Neil I. Sell

                 *                   Director                        April 2, 1996
____________________________________
          Jan W. Jeurgens

                 *                   Director                        April 2, 1996
____________________________________
          James P. Miscoll

                 *                   Director                        April 2, 1996
____________________________________
          James I. Maslon

                 *                   Director                        April 2, 1996
____________________________________
           Bernard Sweet


*The undersigned by signing his name hereunto has hereby signed this Registration Statement on behalf of the above-named officers and directors, on April 2, 1996, pursuant to a power of attorney executed on behalf of each such director and officer and filed with the Securities and Exchange Commission.

      /s/ Richard J. Martin
By: _________________________________
          Richard J. Martin,
           Attorney-in-fact